UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 2, 2023

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
none	none	(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Alphabet Inc. 2021 Stock Plan

At the Annual Meeting of Stockholders of Alphabet Inc. (“Alphabet”) held on June 2, 2023 (the “2023 Annual Meeting”), Alphabet’s stockholders approved the amendment and restatement of the Alphabet Inc. Amended and Restated 2021 Stock Plan (the “2021 Stock Plan”) to increase the share reserve by 170,000,000 shares of Class C capital stock.

A description of the 2021 Stock Plan and related matters was set forth in Alphabet’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on April 21, 2023 (the “2023 Proxy Statement”) and is qualified in its entirety by reference to the full text of the 2021 Stock Plan, a copy of which is being filed as Exhibit 10.01 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, Alphabet’s stockholders voted on nineteen proposals as set forth below, eighteen of which are described in detail in the 2023 Proxy Statement. Holders of the shares of Class A common stock were entitled to one vote per share held as of the close of business on April 4, 2023 (the “Record Date”) and holders of the shares of Class B common stock were entitled to ten votes per share held as of the Record Date. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the 2023 Annual Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1. The individuals listed below were elected at the 2023 Annual Meeting to serve as directors of Alphabet until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Larry Page	12,631,049,270	185,039,557	15,696,609	592,425,793
Sergey Brin	12,630,696,538	185,190,472	15,898,426	592,425,793
Sundar Pichai	12,662,132,801	153,686,958	15,965,677	592,425,793
John L. Hennessy	10,791,696,524	2,019,742,113	20,346,799	592,425,793
Frances H. Arnold	11,469,984,369	1,339,242,213	22,558,854	592,425,793
R. Martin “Marty” Chávez	12,773,751,152	40,995,922	17,038,362	592,425,793
L. John Doerr	11,993,651,485	821,490,656	16,643,295	592,425,793
Roger W. Ferguson Jr.	12,718,137,871	96,671,443	16,976,122	592,425,793
Ann Mather	11,634,021,024	1,179,935,996	17,828,416	592,425,793
K. Ram Shriram	12,240,632,825	571,800,525	19,352,086	592,425,793
Robin L. Washington	12,007,738,992	807,306,070	16,740,374	592,425,793

2. The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2023. There were no broker non-votes on this matter. This proposal was approved as set forth below:

For	Against	Abstentions
13,104,253,756	300,350,797	19,606,676

3. The approval of the amendment and restatement of the 2021 Stock Plan to increase the share reserve by 170,000,000 shares of Class C capital stock. This proposal was approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
10,842,958,851	1,966,819,224	22,007,361	592,425,793

4. The approval, on an advisory basis, of the compensation awarded to Alphabet’s named executive officers, as disclosed in the 2023 Proxy Statement. This proposal was approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
9,690,996,228	3,117,019,312	23,769,896	592,425,793

5. An advisory vote on the frequency of advisory votes to approve compensation awarded to named executive officers. A frequency of 3 years received the highest number of votes as set forth below (and Alphabet will hold advisory votes on executive compensation once every 3 years):

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3,937,776,422	5,555,451	8,871,432,162	17,021,401	592,425,793

6. A stockholder proposal regarding a lobbying report. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
2,275,998,621	10,473,643,536	82,143,279	592,425,793

7. A stockholder proposal regarding a congruency report. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
55,512,414	12,723,842,969	52,430,053	592,425,793

8. A stockholder proposal regarding a climate lobbying report. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,813,942,162	10,968,228,804	49,614,470	592,425,793

9. A stockholder proposal regarding a report on reproductive rights and data privacy. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
894,679,585	11,847,277,597	89,828,254	592,425,793

10. A stockholder proposal regarding a human rights assessment of data center siting. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,670,256,263	11,071,345,807	90,183,366	592,425,793

11. A stockholder proposal regarding a human rights assessment of targeted ad policies and practices. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
2,281,438,520	10,380,637,459	169,709,457	592,425,793

12. A stockholder proposal regarding algorithm disclosures. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
2,177,846,989	10,618,493,044	35,445,403	592,425,793

13. A stockholder proposal regarding a report on alignment of YouTube policies with legislation. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
2,301,401,235	10,495,777,571	34,606,630	592,425,793

14. A stockholder proposal regarding a content governance report. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
80,179,398	12,694,759,214	56,846,824	592,425,793

15. A stockholder proposal regarding a performance review of the Audit and Compliance Committee. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,070,146,850	11,723,039,308	38,599,278	592,425,793

16. A stockholder proposal regarding bylaws amendment. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
634,267,797	12,168,425,191	29,092,448	592,425,793

17. A stockholder proposal regarding “executives to retain significant stock.” This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,246,419,473	11,550,780,219	34,585,744	592,425,793

18. A stockholder proposal regarding equal shareholder voting. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
3,942,644,250	8,867,098,685	22,042,501	592,425,793

19. A stockholder proposal presented at the 2023 Annual Meeting but not included in the 2023 Proxy Statement regarding vesting of performance stock units. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
8,959	12,831,776,477	0	592,425,793

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.01	Alphabet Inc. Amended and Restated 2021 Stock Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.
June 8, 2023

/s/ Kathryn W. Hall
Kathryn W. Hall
Assistant Secretary